Restructuring Liabilities	12 Months Ended
Dec. 31, 2014
Restructuring and Related Activities [Abstract]
Restructuring Liabilities

Restructuring Liabilities

A summary of changes in our restructuring liabilities during 2014 is set forth in the table below:

	Employee severance and termination	Office closures	Contract termination and other	Total
	in millions

Restructuring liability as of January 1, 2014	$26.6	$14.9	$72.0	$113.5
Restructuring charges	60.4	9.5	97.0	166.9
Cash paid	(66.3)	(10.8)	(34.4)	(111.5)
Ziggo liability at acquisition date	8.2	—	—	8.2
Foreign currency translation adjustments and other	(1.3)	(1.1)	(18.6)	(21.0)
Restructuring liability as of December 31, 2014	$27.6	$12.5	$116.0	$156.1

Current portion	$27.5	$4.4	$20.4	$52.3
Noncurrent portion	0.1	8.1	95.6	103.8
Total	$27.6	$12.5	$116.0	$156.1

Prior to March 31, 2014, Telenet operated a digital terrestrial television (DTT) business that served a limited number of subscribers. The DTT network was accessed by Telenet pursuant to third-party capacity contracts that were accounted for as operating agreements. On March 31, 2014, Telenet discontinued the provision of DTT services and, accordingly, recorded an $86.1 million restructuring charge during the three months ended March 31, 2014. This charge was equal to the then fair value of the remaining payments due under the DTT capacity contracts.

Our restructuring charges during 2014 include $17.5 million, $11.2 million, $10.7 million, $10.1 million and $9.8 million of employee severance and termination costs related to reorganization and integration activities, primarily in the U.K., the Netherlands, Germany, Chile and the European Operations Division’s central operations, respectively.

A summary of changes in our restructuring liabilities during 2013 is set forth in the table below:

	Employee severance and termination	Office closures	Contract termination	Total
	in millions

Restructuring liability as of January 1, 2013	$39.7	$4.0	$13.1	$56.8
Restructuring charges	77.9	(0.1)	100.9	178.7
Cash paid	(91.5)	(14.1)	(17.6)	(123.2)
Virgin Media liability at acquisition date	0.1	23.3	—	23.4
Foreign currency translation adjustments and other	1.2	1.8	(11.4)	(8.4)
Reclassification of Chellomedia Disposal Group to discontinued operations	(0.8)	—	(13.0)	(13.8)
Restructuring liability as of December 31, 2013	$26.6	$14.9	$72.0	$113.5

Current portion	$26.5	$13.2	$25.8	$65.5
Noncurrent portion	0.1	1.7	46.2	48.0
Total	$26.6	$14.9	$72.0	$113.5

As further described in note 9, we recorded restructuring charges totaling $84.9 million during the third and fourth quarters of 2013 as a result of VTR’s decision to cease commercial use of its mobile network. These restructuring charges include the fair value of (i) the then remaining payments due under VTR’s tower and real estate operating leases of $71.5 million and (ii) certain other required payments associated with VTR’s mobile network. In addition, our restructuring charges during 2013 include $46.1 million, $14.1 million and $8.1 million of employee severance and termination costs related to reorganization and integration activities in the U.K., Germany and Chile, respectively.